U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 14, 2003

BUSINESS BANCORP

(Exact  name of registrant as specified in its charter)

000-31593

(Commission File Number)

California	33-0884369
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

1248 Fifth Avenue San Rafael, California 94901 (415) 784-2300
(Address and telephone number of principal executive offices)

Item 7.  Exhibits

(c) Exhibits

99.1 Business Bancorp financial results for the quarter ended September 30, 2003.

Item 9.  Regulation FD Disclosure

Pursuant to Item 12, Disclosure of Results of Operations and Financial Condition, Business Bancorp (“the Company”) is furnishing as Exhibit 99.1 a copy of the Company’s financial results for the quarter ended September 30, 2003.

SIGNATURES

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 15th day of October, 2003.

By /s/ Patrick E. Phelan
Patrick E. Phelan
Executive Vice President / Chief Financial Officer
(Principal Financial Officer)
(Principal Accounting Officer)
Director